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                                   ATTACHMENT
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                                                                      EXHIBIT 23




                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------


We consent to the incorporation by reference in Registration Statement Nos. 33-95366 and 333-94661 of Cintech Solutions, Inc. (formerly Cintech Tele-Management Systems, Inc.) on Form S-8 of our report dated August 24, 2001, appearing in this Annual Report on Form 10-KSB of Cintech Solutions, Inc. for the year ended June 30, 2001.


/s/ Deloitte & Touche LLP

Cincinnati, Ohio
September 24, 2001